UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 13, 2021
HERC HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33139	20-3530539
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)
27500 Riverview Center Blvd.
Bonita Springs, Florida 34134
(Address of principal executive
offices, including zip code)

(239) 301-1000
(Registrant's telephone number,
including area code)

N/A
(Former name or former address, if
changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.01 per share	HRI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Herc Holdings Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders on May 13, 2021. Matters submitted to a vote of the stockholders at that meeting and the final voting results with respect to each matter are set forth below:

1.Election of Directors. The eleven director nominees identified below were elected to serve for a one-year term expiring at the 2022 Annual Meeting of Stockholders. Voting results were as follows:

	For	Against	Abstain	Broker Non-Votes
Patrick D. Campbell	20,390,375	6,517,149	6,627	1,198,521
Lawrence H. Silber	26,486,916	420,864	6,371	1,198,521
James H. Browning	26,532,264	375,245	6,642	1,198,521
Shari L. Burgess	26,863,616	44,305	6,230	1,198,521
Jonathan Frates	19,739,607	7,167,922	6,622	1,198,521
Jean K. Holley	25,664,412	1,243,110	6,629	1,198,521
Jacob M. Katz	26,531,795	375,732	6,624	1,198,521
Michael A. Kelly	25,686,212	1,221,317	6,622	1,198,521
Andrew N. Langham	21,287,134	5,620,396	6,621	1,198,521
Mary Pat Salomone	26,407,930	499,992	6,629	1,198,521
Andrew J. Teno	24,765,904	2,141,624	6,623	1,198,521

2.Advisory Vote on Executive Compensation. Stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, with the following vote:

For	Against	Abstain	Broker Non-Votes
25,712,781	1,141,414	59,956	1,198,521

3.Ratification of the Selection of Independent Public Accountants. Stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2021, with the following vote:

For	Against	Abstain	Broker Non-Votes
28,030,642	76,792	5,238	0

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERC HOLDINGS INC.
(Registrant)

By:	/s/ S. Wade Sheek
Name:	S. Wade Sheek
Title:	Senior Vice President, Chief Legal Officer and Secretary
Date:  May 18, 2021

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